SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 28, 1996
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



      Virginia                       0-20743                  54-1515256
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)            Identification No.)



4299 Carolina Avenue,
Building C
Richmond, Virginia                                               23222
(Address of principal executive offices)                       (Zip Code)




                                 (804) 228-5600
              (Registrant's telephone number, including area code)








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Item 5.  Other Events.

          The press release issued by the Registrant on June 28, 1996 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits
             --------
             (99)     Press release issued by the Registrant on June 28, 1996.



                                   Signatures
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OPEN PLAN SYSTEMS.  INC.
                                        (Registrant)


                                    By:   /s/ Gary M. Farrell
                                        -------------------------------------
                                        Gary M. Farrell
                                        Chief Financial Officer and Secretary

Dated:  July 2, 1996

                                  EXHIBIT INDEX


Item No.                                           Description

    99                           Registrant's Press Release dated June 28, 1996